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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 22, 1994, in the Registration Statement (Form S-1, No. 333- ) and related Prospectus of Great Plains Software, Inc. for the registration of 3,450,000 shares of its common stock.

                                               ERNST & YOUNG LLP

Minneapolis, Minnesota
March 4, 1997